Exhibit 1.1

[•]

ZIM Integrated Shipping Services Ltd.

Ordinary Shares

UNDERWRITING AGREEMENT

[•], 2021

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

Barclays Capital Inc.

As Representatives of the several
Underwriters named in Schedule I hereto,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

and

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

Certain shareholders of ZIM Integrated Shipping Services Ltd., a company organized under the laws of the State of Israel (the “Company”), named in Schedule II attached hereto (the “Selling Shareholders”), propose, subject to the terms and conditions of this agreement (this “Agreement”), to sell an aggregate of [•] shares (the “Firm Shares”) of the Company’s ordinary shares, no par value (the “Ordinary Shares”). In addition, the Selling Shareholders propose, subject to the terms and conditions of this Agreement, to grant to the underwriters named in Schedule I hereto (the “Underwriters”) options to purchase up to an aggregate [•] additional Ordinary Shares on the terms set forth in Section 3 (the “Option Shares”). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the “Shares”. This Agreement is to confirm the agreement concerning the purchase of the Shares from the Selling Shareholders by the Underwriters.

1.    Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a)            A registration statement on Form F-1 (File No. 333-[•]) relating to the Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:

(i)          “Applicable Time” means [•] P.M. (New York City time) on [•], 2021;

(ii)         “Effective Date” means the date and time as of which such registration statement was declared effective by the Commission in accordance with the rules and regulations under the Securities Act;

(iii)        “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Shares;

(iv)        “Preliminary Prospectus” means any preliminary prospectus relating to the Shares included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v)         “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule IV hereto, if any, and each Issuer Free Writing Prospectus filed or used by the Company at or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi)        “Prospectus” means the final prospectus relating to the Shares, as filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(vii)       “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430A under the Securities Act to be part of such registration statement as of the Effective Date; and

(viii)      “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Securities Act.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form F-1 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.

Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. If the Company has filed a registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”), any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company’s knowledge, threatened by the Commission.

(b)            The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(c)            The Company was not at the time of the initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares, is not on the date hereof and will not be on the applicable Delivery Date an “ineligible issuer” (as defined in Rule 405 of the Securities Act). The Company has met all the conditions for incorporation by reference pursuant to the General Instructions to Form F-1.

(d)            The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(e)            The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(f)             The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)            The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(h)            Each Issuer Free Writing Prospectus listed in Schedule V hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus listed in Schedule V hereto in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(i)             Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Schedule V hereto. The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(j)             The Company has not engaged in any Testing-the-Waters Communication.

(k)            The Company and each of its subsidiaries have been duly organized, is validly existing and, to the extent applicable in its jurisdiction of organization, in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, shareholders’ equity, properties, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Other than Israel Tankers Co. Ltd., an inactive subsidiary in the process of winding down, neither the Company nor any Israeli subsidiary thereof has been designated as a “breaching company” (within the meaning of the Israeli Companies Law, 5759-1999 (the “Israeli Companies Law”)) by the Registrar of Companies of the State of Israel (the “Israeli Registrar”) and there is no basis for such designation. The Company and each of its subsidiaries have all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, company, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement. None of the subsidiaries of the Company (other than Gold Star Line Ltd.) is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

(l)             The Company has an authorized capitalization as set forth under the heading “Capitalization” in each of the most recent Preliminary Prospectus and the Prospectus as of the date or dates set forth therein, and all of the issued share capital of the Company has been duly authorized and validly issued, is fully paid and non-assessable, conforms in all material respects to the description thereof contained in the most recent Preliminary Prospectus and was issued in compliance with federal and state securities laws and the securities laws of each applicable jurisdiction and not in violation of any preemptive right, resale right, right of first refusal or similar right. Except as described in the most recent Preliminary Prospectus, there are no outstanding options, warrants or other rights to purchase or exchange any securities for any share capital or other equity interest in the Company or any of its subsidiaries. All of the Company’s options, warrants and other rights to purchase or exchange any securities for any share capital or other equity interest in the Company have been duly authorized and validly issued, conform to the description thereof contained in the most recent Preliminary Prospectus and were issued in compliance with applicable law. All of the issued shares or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors’ qualifying shares for foreign subsidiaries and except as set forth in the most recent Preliminary Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except, in the case of each subsidiary of the Company other than its significant subsidiaries, for such liens, encumbrances, equities or claims as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no outstanding options, warrants or other rights to purchase or exchange any securities for any share capital or other equity interest in any subsidiary of the Company.

(m)           With respect to the options exercisable into ordinary shares (the “Share Options”) granted pursuant to the share-based compensation plans of the Company (the “Company Share Plans”), (i) each Share Option granted to Israeli employees purported to be issued under Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961, qualifies for treatment under that section and for treatment under either the capital gains track or the employment income track, as was indicated with respect to each such Share Option at the date that such Share Option was granted, (ii) each grant of a Share Option was duly authorized no later than the date on which the grant of such Share Option was by its terms to be effective by all requisite corporate action, (iii) the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, and (iv) each such grant was made in accordance with the terms of the applicable Company Share Plan.

(n)            The Shares to be sold by the Selling Shareholders will be sold in compliance with federal and state securities law and applicable Israeli law.

(o)            The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(p)            The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the articles of association or by-laws (or similar organizational documents) (including any amendment or restatement thereof) of the Company or any of its significant subsidiaries; or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), for conflicts or violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby.

(q)            No consent, approval, authorization or order of, or filing, registration or qualification with, or notice to, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable state or foreign securities laws and/or the bylaws and rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”) in connection with the purchase and sale of the Shares by the Underwriters.

(r)             The Company has not engaged in any form of solicitation, advertising or other action constituting an offer or a sale to the public under the Israeli Securities Law, 5728-1968, as amended (the “Israeli Securities Law”), and the regulations promulgated thereunder, in connection with the purchase and sale of the Shares, and assuming the Underwriters did not engage in Israel in any form of solicitation, advertising or other action constituting an offer or a sale to the public under the Israeli Securities Law in connection with the purchase and sale of the Shares, the Company would not be required to publish a prospectus in Israel under the laws of the State of Israel for the purchase and sale of the Shares.

(s)            The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with IFRS the information required to be stated therein. The selected financial data and the summary financial information included in the most recent Preliminary Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act and Regulations. All disclosures contained or incorporated by reference in the most recent Preliminary Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(t)             Somekh Chaikin, a member firm of KPMG International, who has certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the most recent Preliminary Prospectus or is incorporated by reference therein and who has delivered the initial letter referred to in Section 9(i) hereof, is an independent public accountant as required by the Securities Act and the rules and regulations thereunder.

(u)            Dixon Hughes Goodman LLP, who have certified certain financial statements of ZIM American Integrated Shipping Services Company, LLC and its consolidated subsidiaries, whose report appears in the most recent Preliminary Prospectus or is incorporated by reference therein, are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

(v)            The Company maintains a system of internal controls over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the applicable requirements of the Exchange Act and that has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS. The Company maintains internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with IFRS and to maintain accountability for its assets and (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. As of the date of the balance sheet contained in the Company’s most recent consolidated financial statements reviewed or audited by Somekh Chaikin, there were no material weaknesses in the Company’s internal controls.

(w)           (i) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that any material information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the Company, including its principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made, and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(x)            Since the date of the balance sheet contained in the Company’s most recent consolidated financial statements reviewed or audited by Somekh Chaikin, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could materially adversely affect the ability of the Company or its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could materially and adversely affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(y)           The section entitled “Operating and Financial Review and Prospects—Critical accounting policies and estimates” set forth or incorporated by reference in the most recent Preliminary Prospectus accurately and fully describes, in all material respects, (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(z)            There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 applicable to the Company or such directors or officers and the rules and regulations promulgated in connection therewith.

(aa)          Since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus and except as described in the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (whether domestic or foreign), (ii) issued or granted any securities, (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, or (v) declared or paid any dividend on its equity interests, and since such date, there has not been any change in the equity interests, as applicable, or current assets, short-term debt or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)         The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the most recent Preliminary Prospectus or such as do not materially affect the business of the Company and its subsidiaries, taken as a whole. All assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries.

(cc)          The Company and each of its subsidiaries have, and are operating in compliance with, such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries have fulfilled and performed all of their respective obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course, except where any of the foregoing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(dd)         The Company and its subsidiaries (i) own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, inventions, domain names, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and (ii) have no reason to believe that the conduct of their respective businesses conflict with, and have not received any notice of any claim of conflict with, any such rights of others, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ee)          Except as described in the most recent Preliminary Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director or the Company in their capacity as such, is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by governmental authorities or others.

(ff)           There are no contracts or other documents required to be described in the Registration Statement or the most recent Preliminary Prospectus or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects. Neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract or other document has any intention not to render performance in all material respects as contemplated by the terms thereof.

(gg)         The statements made or incorporated by reference in the most recent Preliminary Prospectus and Prospectus under the captions “Item 3. Key Information—D. Risk Factors⸺Risks related to our business and our industry—Rising bunker prices and the low-sulfur fuel mandate under the IMO 2020 Regulations may have an adverse effect on our results of operations”, “Item 3. Key Information—D. Risk Factors—General risk factors—We are subject to data privacy laws, including the European Union’s General Data Protection Regulation, and any failure by us to comply could result in proceedings or actions against us and subject us to significant fines, penalties, judgments and negative publicity”, “Item 3. Key Information—D. Risk Factors⸺Risks related to regulation—The shipping industry is subject to extensive government regulation and standards, international treaties and trade prohibitions and sanctions”, “Item 3. Key Information—D. Risk Factors⸺Risks related to regulation—We are subject to competition and antitrust regulations in the countries where we operate, and have been subject to antitrust investigations by competition authorities”, “Item 3. Key Information—D. Risk Factors⸺Risks related to regulation—Increased inspection procedures, tighter import and export controls and new security regulations could increase costs and disrupt our business”, “Item 3. Key Information—D. Risk Factors⸺Risks related to regulation—We are subject to environmental regulations and failure to comply with these regulations could have a material adverse effect on our business”, “Item 3. Key Information—D. Risk Factors⸺Risks related to regulation—Regulations relating to ballast water discharge may adversely affect our results of operation and financial condition”, “Item 3. Key Information—D. Risk Factors⸺Risks related to regulation—Climate change and greenhouse gas restrictions may adversely affect our operating results”, “Item 3. Key Information—D. Risk Factors⸺Risks related to our operations in Israel—Provisions of Israeli law and our amended and restated articles of association may delay, prevent or otherwise impede a merger with, or an acquisition of, our company, even when the terms of such a transaction are favorable to us and our shareholders”, “Item 3. Key Information—D. Risk Factors⸺Risks related to our operations in Israel—Your rights and responsibilities as a shareholder will be governed by Israeli law, which differs in some material respects from the rights and responsibilities of shareholders of U.S. companies”, “Item 4. Information on the Company—B. Business overview⸺Competition,” “Item 4.B—Business Overview—Regulatory matters” and “Item 8. Financial Information—A. Consolidated statements and other financial information⸺Legal proceedings”, insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(hh)         The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering their respective properties, operations, personnel and businesses, and such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(ii)            Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, on the other hand, that is required to be described in the most recent Preliminary Prospectus which is not so described.

(jj)            No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(kk)          Neither the Company nor any of its subsidiaries (i) is in violation of its articles of association or by-laws (or similar organizational documents) (including any amendment or restatement thereof), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, (iii) is in violation of any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or its own privacy policies or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii), (iii) and (iv), to the extent any such conflict, breach, violation or default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ll)            Except as described in the most recent Preliminary Prospectus or as could not, individually or in the aggregate, be expected to have a Material Adverse Effect, the Company and each of its subsidiaries (i) are, and at all times since January 1, 2018 were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. Except as described in the most recent Preliminary Prospectus, (x) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) neither the Company nor any of its subsidiaries anticipate material capital expenditures relating to Environmental Laws.

(mm)        As of the date hereof, each of the vessels owned or chartered by the Company (the “Vessels”) is operated in compliance with the rules, codes of practice, conventions, protocols, guidelines or similar requirements or restrictions imposed, published or promulgated by any governmental authority, with moral jurisdiction over, or classification society or insurer applicable to, the respective Vessel (collectively, “Maritime Guidelines”) and all applicable international, national, state and local conventions, laws, regulations, orders, governmental licenses and other requirements (including, without limitation, all Environmental Laws), in each case as in effect on the date hereof, except where such failure to be in compliance is not resulting or could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each applicable subsidiary are qualified to own or lease, as the case may be, and operate such Vessels under all applicable international, national, state and local conventions, laws, regulations, orders, governmental licenses and other requirements (including, without limitation, all Environmental Laws) and Maritime Guidelines, including the laws, regulations and orders of each such vessel’s flag state, in each case as in effect on the date hereof, except where such failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(nn)          Each of the Vessels is classed by a classification society which is a full member of the International Association of Classification Societies and such Vessels are in class with valid class and trading certificates, without overdue recommendations, in each case based on the classification and certification requirements in effect on the date hereof.

(oo)          Neither the Company nor any subsidiary is a party to any agreement (memorandum of agreement or otherwise) pursuant to which it has contracted to build any shipping vessels.

(pp)         The Company and each of its subsidiaries have filed all tax returns in any jurisdiction required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, except for such taxes that are being contested in good faith or as to which adequate reserves have been established by the Company, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Company, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(qq)         Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no failure to meet the minimum funding standard set forth in Sections 412 of the Code and 303 of ERISA, whether or not waived, has occurred or is reasonably expected to occur, (C) no Plan is or is reasonably expected to be in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA), (D) there has been no filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan or the receipt by the Company or any member of its Controlled Group from the PBGC or the Plan administrator of the notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (E) no conditions contained in Section 303(k)(1)(A) of ERISA for the imposition of a lien shall have been met with respect to any Plan, (F) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (G) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA) (“Multiemployer Plan”); (iv) no Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA), or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 304 of ERISA); and (v) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that it is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(rr)           The statistical and market-related data included in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable in all material respects.

(ss)           Neither the Company nor any of its subsidiaries is, and as of the applicable Delivery Date, none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(tt)           The statements set forth or incorporated by reference in each of the most recent Preliminary Prospectus and the Prospectus under the captions “Item 6. Directors, Senior Management and Employees”, “Item 10. Additional Information—B. Memorandum of association and bylaws”, “Taxation”, and “Underwriting” and in Exhibit 2.1 to the Company’s Annual Report on Form 20-F for the year ended December 30, 2020, insofar as they purport to summarize the provisions of the laws and documents referred to therein, are fair and accurate summaries in all material respects.

(uu)          Except as described in the most recent Preliminary Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights that have been waived in writing or otherwise satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Shares registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(vv)          Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(ww)        The Company has not sold or issued any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(xx)           The Company and its affiliates have not taken, directly or indirectly, any action designed to constitute, or that has constituted, or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

(yy)         The Shares are duly listed on The New York Stock Exchange (“NYSE”).

(zz)           The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(i) or 6(a)(vi) or any Issuer Free Writing Prospectus set forth on Schedule VI hereto.

(aaa)        Neither the Company nor any subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bbb)       Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, after due inquiry, any director, officer, controlled affiliate, agent or employee of or other person associated with or acting on behalf of the Company or any of its subsidiaries, has in the course of its actions for, or on behalf of, the Company or any of its subsidiaries: (i) made any unlawful contribution, gift, or other unlawful expense relating to political activity; (ii) made any direct or indirect bribe, kickback, rebate, payoff, influence payment, or otherwise unlawfully provided anything of value, to any “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (collectively, the “FCPA”)) or domestic government official; or (iii) taken any action that would result in violation of any provision of the FCPA, the Bribery Act 2010 of the United Kingdom, as amended (the “Bribery Act 2010”), the Israeli Penal Law, 5733-1973, or any other applicable anti-corruption or anti-bribery statute or regulation, except, with respect to clauses (ii) and (iii), as disclosed to the Underwriters prior to the date hereof. The Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates, have conducted their respective businesses in compliance with the FCPA, Bribery Act 2010 and all other applicable anti-corruption and anti-bribery statutes or regulations, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith.

(ccc)        The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, that have been issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ddd)       Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, after due inquiry, any director, officer, controlled affiliate, agent or employee of the Company or any of its subsidiaries is: (i) currently the subject or the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, including by virtue of similar laws or regulations of the State of Israel (collectively, “Sanctions”); or (ii) located, organized or resident in a country or territory that is the subject or target of Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria and Crimea). The Company and its subsidiaries have not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction, is or was the subject or target of Sanctions.

(eee)        (i) Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, (ii) the Company and its subsidiaries have taken all commercially reasonable technical and organizational measures necessary to protect the IT systems and Personal Data (as defined below) and, without limiting the foregoing, have implemented and maintained reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including “personal data” as defined by the EU General Data Protection Regulations (“GDPR”) (EU 2016 679) and any personal, personally identifiable, household, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, except to the extent that a failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) to the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or accesses to any IT System or Personal Data used in connection with the operation of the Company’s and its subsidiaries’ businesses, except for those that have been remedied without material cost or liability or the duty to notify any other person and (iv) the Company and its subsidiaries are presently in compliance, in all material respects, with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(fff)          The Company and its subsidiaries are in compliance in all material respects with all applicable data privacy and security laws, statutes, judgements, orders, rules and regulations of any court or arbitrator or any other governmental or regulatory authority and all applicable laws regarding the collection, use, transfer, export, storage, protection, disposal or disclosure by the Company and its subsidiaries of Personal Data collected from or provided by third parties (collectively, the “Privacy Laws”). The Company and its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to (i) ensure compliance in all material respects with its privacy policies, all applicable third-party obligations and industry standards regarding Personal Data; and (ii) reasonably protect the security and confidentiality of all Personal Data (collectively, the “Policies”). The Company provides notice of its privacy policy on its websites, which provides accurate and sufficient notice of Company’s current privacy practices relating to its subject matter and such privacy policies do not contain any material omissions of the Company’s current privacy practices. None of such disclosures made or contained in the privacy policies have been materially inaccurate, misleading, deceptive or in violation of any Privacy Laws or Policies in any material respect. To the knowledge of the Company, the execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of violation of any Privacy Laws or Policies. Neither the Company nor any subsidiary has received written notice of any actual or potential material liability under or relating to, or actual or potential material violation of, any of the Privacy Laws and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate material non-compliance with any Privacy Laws or Policies. To the Company’s knowledge, there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance with Privacy Laws or Policies.

(ggg)       No forward looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package, or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(hhh)       Except as described in the most recent Preliminary Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(iii)           Except as described in the most recent Preliminary Prospectus, no approvals are currently required in Israel in order for the Company to pay dividends or other distributions from its profits (as defined in the Israeli Companies Law) approved by the Company’s board of directors and declared by the Company to the holders of Shares. Except as described in the most recent Preliminary Prospectus, under current laws and regulations of the State of Israel and any political subdivision thereof, any amounts payable with respect to the Shares upon liquidation of the Company or upon redemption thereof and dividends and other distributions declared and payable on the Shares may be paid by the Company to holders in NIS that may be converted into foreign currency and freely transferred out of Israel, and, except as described in the most recent Preliminary Prospectus, no such payments made to holders thereof or therein who are non-residents of Israel will be subject to income, withholding or other taxes under the current laws and regulations of the State of Israel or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Israel or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Israel or any political subdivision or taxing authority thereof or therein.

(jjj)          Assuming that (A) the Underwriters are not otherwise subject to taxation in the State of Israel and (B) the activity of each of the Underwriters conducted pursuant to this Agreement is not and will not be attributed to a permanent establishment of any such Underwriter in the State of Israel, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters, or otherwise imposed on any payments made to the Underwriters, to the State of Israel or to any political subdivision or taxing authority thereof, in connection with (i) the execution, delivery or performance of this Agreement; (ii) the sale and delivery outside of the State of Israel by the Underwriters to the purchasers thereof in the manner contemplated pursuant to the terms of this Agreement; or (iii) any other transaction or payment contemplated by this Agreement.

(kkk)        Neither the Company nor any of its subsidiaries or their properties or assets has immunity under the Israeli, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any the State of Israel, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company has, pursuant to Section 23 of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law.

(lll)          Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable against the Company by the courts of the State of Israel, without reconsideration or reexamination of the merits, subject to the limitations described in the Registration Statement under “Enforceability of Civil Liabilities.”

(mmm)     The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the State of Israel and will be honored by the courts of the State of Israel. The Company has the power to submit, and pursuant to Section 22 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court. The Company has the power to appoint, and pursuant to Section 22 of this Agreement, has legally, validly, effectively and irrevocably appointed, an authorized agent for service of process in the Borough of Manhattan, The City of New York, New York in any action arising out of or relating to this Agreement or the transactions contemplated hereby, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 22 hereof.

(nnn)       The indemnification and contribution provisions set forth in Section 10 hereof do not contravene Israeli law or public policy.

(ooo)       The legality, validity, enforceability or admissibility into evidence of any of the Registration Statement, the Pricing Disclosure Package, the Prospectus, this Agreement or the Shares in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document.

(ppp)       A holder of the Shares and each Underwriter are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under the Shares and this Agreement and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs not residing in the State of Israel may be required to guarantee payment of a possible order for payment of costs or damages at the request of the defendant.

(qqq)       The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

(rrr)          No securities of the Company are rated by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the Exchange Act).

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.             Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents, warrants and agrees that:

(a)            If the Selling Shareholder is an entity, such Selling Shareholder has been duly formed and is validly existing in good standing (to the extent the concept of good standing is applicable in such jurisdiction) in its jurisdiction of formation.

(b)            Neither the Selling Shareholder nor any person acting on behalf of the Selling Shareholder (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) relating to the Shares.

(c)            The Selling Shareholder has, and immediately prior to any Delivery Date on which the Selling Shareholder is selling Shares, the Selling Shareholder will have, good and marketable title to the Shares to be sold by the Selling Shareholder hereunder on such Delivery Date and any “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect thereof, free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims other than those set forth in the Custody Agreement.

(d)            Upon payment for the Shares to be sold by such Selling Shareholder, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (i) DTC will acquire good and marketable title to the Shares free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims, (ii) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (iii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares, and (iv) an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be successfully asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, such Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its amended and restated articles of association and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(e)            The Selling Shareholder has placed in custody under a custody agreement (the “Custody Agreement” and, together with all other similar agreements executed on behalf of each of the Selling Shareholders, the “Custody Agreements”) with American Stock Transfer & Trust Company, LLC, as custodian (the “Custodian”), for delivery under this Agreement, stock powers (with signature guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program) and book-entry security entitlements representing at least the number of Ordinary Shares to be sold by the Selling Shareholder hereunder.

(f)             The Selling Shareholder has duly and irrevocably executed and delivered a power of attorney (the “Power of Attorney” and, together with all other similar agreements executed by the other Selling Shareholders, the “Powers of Attorney”) appointing Messrs. Xavier Destriau and Noam Nativ as attorneys-in-fact (the “Attorneys-in-Fact”), with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Shareholder.

(g)            The Shares held in custody for the Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by the Selling Shareholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership, limited liability company or corporation, or by the occurrence of any other event.

(h)            The Selling Shareholder has full right, power and authority, corporate or otherwise, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder.

(i)             This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Shareholder.

(j)             The Power of Attorney and the Custody Agreement have been duly and validly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitute valid and legally binding obligations of the Selling Shareholder enforceable against the Selling Shareholder in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) an implied covenant of good faith and fair dealing.

(k)            The sale of the Shares by the Selling Shareholder, the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Selling Shareholder (if the Selling Shareholder is a corporation), (iii) result in any violation of the provisions of the trust agreement (or similar organizational documents) of the Selling Shareholder (if the Selling Shareholder is a trust), or (iv) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder except, in the case of clauses (i) or (iv), as could not, individually or in the aggregate, reasonably be expected materially impair the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney (a “Seller Material Adverse Effect”).

(l)             No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder is required for the sale of the Shares by the Selling Shareholder, the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby, except for (i) the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act, and applicable state or foreign securities laws and/or the bylaws and rules of FINRA in connection with the purchase and sale of the Shares by the Underwriters, or (ii) such consents, approvals, authorizations, orders filings, registrations or qualifications that if not obtained, could not individually or in the aggregate, reasonably be expected to have a Seller Material Adverse Effect.

(m)           The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the representation and warranty set forth in this Section 2(m) applies only to misstatements or omissions in the Registration Statement made in reliance upon and in conformity with such Selling Shareholder’s Selling Shareholder Information. With respect to each Selling Shareholder, “Selling Shareholder Information” means information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, the Prospectus or the Pricing Disclosure Package, it being understood and agreed that the only information furnished by such Selling Shareholder consists of (i) the legal name of such Selling Shareholder, (ii) the number of Ordinary Shares beneficially owned by such Selling Shareholder before and after the offering, and (iii) the address and other information with respect to such Selling Shareholder (excluding percentages) which appears or is incorporated by reference in the Registration Statement, the Prospectus, or the Pricing Disclosure Package in the table (and corresponding footnote) under section entitled “Selling Shareholders”.

(n)            The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that that the representation and warranty set forth in this Section 2(n) applies only to misstatements or omissions in the Prospectus made in reliance upon and in conformity with such Selling Shareholder’s Selling Shareholder Information.

(o)            The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that that the representation and warranty set forth in this Section 2(o) applies only to misstatements or omissions in the Pricing Disclosure Package made in reliance upon and in conformity with such Selling Shareholder’s Selling Shareholder Information.

(p)            The Selling Shareholder is not prompted to sell Shares by any material information concerning the Company that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(q)            The Selling Shareholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

(r)             Neither the Selling Shareholder nor any of its subsidiaries, nor, to the knowledge of the Selling Shareholder, after due inquiry, any director, officer, controlled affiliate, agent or employee of or other person associated with or acting on behalf of the Selling Shareholder or any of its subsidiaries, has in the course of its actions for, or on behalf of, the Selling Shareholder or any of its subsidiaries: (i) made any unlawful contribution, gift, or other unlawful expense relating to political activity; (ii) made any direct or indirect bribe, kickback, rebate, payoff, influence payment, or otherwise unlawfully provided anything of value, to any “foreign official” (as defined in the FCPA) or domestic government official; or (iii) taken any action that would result in violation of any provision of the FCPA, the Bribery Act 2010, the Israeli Penal Law, or any other applicable anti-corruption or anti-bribery statute or regulation. The Selling Shareholder and its subsidiaries and, to the knowledge of the Selling Shareholder, its affiliates, have conducted their respective businesses in compliance with the FCPA, Bribery Act 2010 and all other applicable anti-corruption and anti-bribery statutes or regulations, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith.

(s)            The operations of the Selling Shareholder and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Selling Shareholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Selling Shareholder, threatened.

(t)            Neither the Selling Shareholder nor any of its subsidiaries, nor, to the knowledge of the Selling Shareholder, after due inquiry, any director, officer, controlled affiliate, agent or employee of the Selling Shareholder or any of its subsidiaries is (i) currently the subject or the target of any Sanctions; or (ii) located, organized or resident in a country or territory that is the subject or target of Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria and Crimea); and the Selling Shareholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing or facilitating the activities of any person, or in any country or territory, that at the time of such financing or facilitation and currently is the subject or target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as an underwriter, advisor, investor or otherwise) of Sanctions. The Selling Shareholder and its subsidiaries have not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction, is or was the subject or target of Sanctions.

(x)            On or prior to the date hereof, the Selling Shareholder has executed and delivered to the Underwriters an agreement substantially in the form of Exhibit A[-1] hereto.

(y)            Such Selling Shareholder is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(z)            Such Selling Shareholder has provided the Underwriters with a completed FINRA questionnaire.

(aa)         The Selling Shareholder has the power to submit, and pursuant to Section 22 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objections to the laying of venue of any suit action or proceeding brought in such court. The Selling Shareholder has the power to appoint, and pursuant to Section 22 of this Agreement, has legally, validly, effectively and irrevocably appointed, an authorized agent for service of process in the Borough of Manhattan, The City of New York, New York in any action arising out of or relating to this Agreement or the transactions contemplated hereby, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Selling Shareholder as provided in Section 22 hereof.

(bb)         No stamp, documentary, issuance, registration, transfer, withholding, capital gains, income or other taxes or duties are payable by or on behalf of the Underwriters in such Selling Shareholder’s jurisdiction of formation or to any taxing authority thereof or therein in connection with (i) the execution, delivery or consummation of this Agreement, (ii) the sale and delivery of the Shares to the Underwriters or purchasers procured by the Underwriters, or (iii) the resale and delivery of the Shares by the Underwriters in the manner contemplated herein.

Any certificate signed by any officer of any Selling Shareholder or by any of the Attorneys-in-Fact on behalf of a Selling Shareholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

3.            Purchase of the Shares by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, each Selling Shareholder agrees to sell the number of Firm Shares set forth opposite its name in Schedule II hereto, severally and not jointly, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that Underwriter’s name in Schedule I hereto. Each Underwriter shall be obligated to purchase from each Selling Shareholder, that number of Firm Shares that represents the same proportion of the number of Firm Shares to be sold by the each Selling Shareholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I represents to the total number of Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

In addition, each Selling Shareholder grants to the Underwriters an option to purchase up to the number of Option Shares set forth opposite such Selling Shareholder’s name in Schedule II hereto, severally and not jointly. Such options are exercisable as set forth in Section 5 hereof. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by each Selling Shareholder as set forth in Schedule II hereto. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be sold on the applicable Delivery Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The purchase price payable by the Underwriters for both the Firm Shares and any Option Shares is $[●] per share (less, in the case of any Option Shares, an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares).

The Selling Shareholders are not obligated to deliver any of the Firm Shares or Option Shares to be delivered on the applicable Delivery Date, except upon payment for all such Shares to be purchased on such Delivery Date as provided herein.

4.            Offering of Shares by the Underwriters. Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions to be set forth in the Prospectus.

5.            Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the second full business day following the date of this Agreement or at such other date or place as shall be determined by agreement among the Representatives, the Company and the Attorneys-in-Fact. This date and time are sometimes referred to as the “Initial Delivery Date”. Delivery of the Firm Shares shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase price of the Firm Shares being sold by the Selling Shareholders to or upon the order of the Selling Shareholders by wire transfer in immediately available funds to the accounts specified by the Custodian. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Shareholders shall deliver the Firm Shares through the facilities of DTC unless the Representatives shall otherwise instruct.

The options granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Shareholders by the Representatives; provided that if such date falls on a day that is not a business day, the options granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Shares as to which the options are being exercised, the names in which the Option Shares are to be registered, and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the Option Shares are delivered is sometimes referred to as an “Option Shares Delivery Date”, and the Initial Delivery Date and any Option Shares Delivery Date are sometimes each referred to as a “Delivery Date”.

Delivery of the Option Shares by the Selling Shareholders and payment for the Option Shares by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement among the Representatives, the Company and the Attorneys-in-Fact. On each Option Shares Delivery Date, the Selling Shareholders shall deliver, or cause to be delivered, the Option Shares, to the Representatives for the account of each Underwriter, against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Option Shares being sold by the Selling Shareholders to or upon the order of the Selling Shareholders by wire transfer in immediately available funds to the account specified by the Custodian. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Shareholders shall deliver the Option Shares through the facilities of DTC unless the Representatives shall otherwise instruct.

6.             Further Agreements of the Company and the Underwriters. (a) The Company agrees:

(i)            To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, or any notice from the Commission objecting to the use of the form of Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal.

(ii)           To furnish promptly upon request to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii)          To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

(iv)          To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission.

(v)            Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing.

(vi)           Not to make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.

(vii)          To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(viii)         As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 455 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(ix)            Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, that in connection therewith the Company shall not be required to (A) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (B) file a general consent to service of process in any such jurisdiction, or (C) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(x)            For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares, or sell or grant options, rights or warrants with respect to any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares (other than the grant of options pursuant to option plans existing on the date hereof as described in the Pricing Disclosure Package), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, (C) file, confidentially submit or cause to be confidentially submitted or filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Shares or securities convertible, exercisable or exchangeable into Ordinary Shares or any other securities of the Company (other than the filing of a registration statement on Form S-8 for employee benefit plans that are described in the most recent Preliminary Prospectus), or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives, on behalf of the Underwriters, and to cause each shareholder of the Company set forth on Schedule III hereto to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”). The restrictions contained in this section shall not apply to (a) the Shares to be sold hereunder; (b) the issuance by the Company of Ordinary Shares upon the exercise of an outstanding stock option or the settlement of a restricted stock unit pursuant to the Company’s existing Company Share Plan or bonus plan that is described in the most recent Preliminary Prospectus; or (c) the entry into an agreement providing for the issuance of Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares or any security convertible into or exercisable or exchangeable for such securities in connection with bona fide commercial relationships (including, without limitation, joint ventures, strategic alliances or cooperation agreements) or other strategic transactions (including, without limitation, any acquisition of assets or not less than a majority or controlling portion of the equity of another entity), and the issuance of any such securities pursuant to any such agreement, provided that (x) the aggregate number of Ordinary Shares issued or issuable pursuant to this clause (c) shall not exceed ten percent (10%) of the total number of Ordinary Shares outstanding on the date hereof and (y) the recipient of any such Ordinary Shares or securities issued pursuant to this clause (c) during the 90 day restricted period described above shall enter into an agreement substantially in the form of Exhibit A hereto.

(xi)           To enforce all existing agreements between the Company and any of its securityholders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities in connection with the offering the Shares contemplated by this Agreement until, in respect of any particular securityholder, the earlier to occur of (i) the expiration of the Lock-Up Period or (ii) the expiration, which shall not be amended or otherwise modified, of any similar arrangement entered into by such securityholder with the Representatives; to direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock-up”, “market stand-off”, “holdback” or similar provisions of such agreements for the duration of the periods contemplated in the preceding clause; and not to release or otherwise grant any waiver of such provisions in such agreements during such periods without the prior written consent of the Representatives, on behalf of the Underwriters.

(xii)         To file with the Commission such information as may be required by Rule 463 under the Securities Act.

(xiii)       If the Company elects to rely upon Rule 462(b) under the Securities Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing, to pay the Commission the filing fee for the Rule 462(b) Registration Statement.

(xiv)       That the Company and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

(xv)        To do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Shares.

(xvi)       That all payments to be made by the Company to the Underwriters under this Agreement shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay to the Underwriters such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(b)           Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter without the prior written consent of the Company (any such issuer information with respect to whose use the Company has given its written consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information”, as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

7.            Further Agreements of the Selling Shareholders. Each Selling Shareholder agrees, severally and not jointly:

(a)           Neither the Selling Shareholder nor any person acting on behalf of the Selling Shareholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Shares.

(b)          To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person).

(c)          Not to take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

(d)          To do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Shares.

8.            Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the sale and delivery of the Shares and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Shares; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) [the delivery and distribution of the Custody Agreements and the Powers of Attorney and the fees and expenses of the Custodian (and any other attorney-in-fact)]; (f) any required review by the FINRA of the terms of sale of the Shares (including related fees and expenses of counsel to the Underwriters); (g) the listing of the Shares on NYSE and/or any other exchange; (h) the qualification of the Shares under the securities laws of the several jurisdictions as provided in Section 6(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, including in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Underwriters); (j) the investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Company and 50% of the cost of any aircraft chartered in connection with the road show (it being understood that the Underwriters will pay or cause to be paid the other 50% of such aircraft); and (k) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, except for the Selling Expenses (as defined below); provided that, except as provided in this Section 8 (provided, however, that the Company’s obligations to pay fees and expenses of counsel to the Underwriters pursuant to clauses (f), (h) and (i) above shall in no event exceed $100,000 in the aggregate) and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters. The Selling Shareholders shall pay any transfer taxes payable in connection with their respective sales of Shares to the Underwriters as well as any underwriting discounts, selling commissions and fees and disbursements of counsel for any Selling Shareholder, except for the fees and disbursements of Whalen LLP which will be paid by the Company (collectively, the “Selling Expenses”). All Selling Expenses related to the Shares shall be borne and paid by the Selling Shareholders pro rata on the basis of the number of Shares registered on their behalf.

9.              Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made on the date of this Agreement, as of the Applicable Time and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)            The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.

(b)            No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Sullivan & Cromwell LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)            Davis Polk & Wardwell LLP shall have furnished to the Representatives its written opinion and negative assurance letter, as U.S. counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(d)            Gross & Co. shall have furnished to the Representatives its written opinion and negative assurance letter, as Israeli counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(e)            Whalen LLP shall have furnished to the Representatives its written opinion, as U.S. counsel to the Selling Shareholders, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(f)             Respective non-U.S. counsel for each of the Selling Shareholders set forth in Schedule II shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(g)            The Representatives shall have received from Sullivan & Cromwell LLP, U.S. counsel for the Underwriters, such opinion and disclosure letter, dated such Delivery Date, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h)            The Representatives shall have received from Goldfarb Seligman & Co. Israel counsel for the Underwriters, such opinion and negative assurance letter, dated such Delivery Date, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(i)             At the time of execution of this Agreement and on each Delivery Date, the Representatives shall have received from Somekh Chaikin, a member firm of KPMG International, a letter, in form and substance satisfactory to the Representatives, covering matters ordinarily addressed by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(j)             The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of an executive officer of the Company, including a statement:

(i)             That the representations, warranties and agreements of the Company in Section 1 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii)            That no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officer, threatened; and

(iii)           To the effect of Section 9(m) (provided that no representation with respect to the judgment of the Representatives need be made) and Section 9(n).

(k)            Each Selling Shareholder (or the one or more Attorneys-in-Fact on behalf of the Selling Shareholders) shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Shareholder (or one or more Attorneys-in-Fact) stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct on and as of such Delivery Date and that the Selling Shareholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

(l)             The Company shall have furnished to the Representatives on the date of this Agreement and on such Delivery Date, a certificate of its Chief Financial Officer, in form and substance satisfactory to the Representatives, stating, as of such date, the conclusions and findings of such individual, in his capacity as Chief Financial Officer of the Company, with respect to the information specified in such certificate and such other matters reasonably requested by the Representatives.

(m)           (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date there shall not have been any change in the shares or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(n)            RESERVED.

(o)            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including NYSE, The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market), or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities or Israel authorities, (iii) the United States or the State of Israel shall have become engaged in major hostilities, there shall have been an escalation in hostilities involving the United States or the State of Israel or there shall have been a declaration of a national emergency or war by the United States or the State of Israel, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of any outbreak or escalation of hostilities or terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) or any other calamity or crisis, either within or outside the United States, in each case as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(p)            The Lock-Up Agreements between the Representatives and the directors and shareholders of the Company (including the Selling Shareholders) set forth on Schedule III, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(q)            On or prior to each Delivery Date, the Company shall have furnished to the Underwriters such further certificates and documents as the Representatives may reasonably request.

(r)             FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

10.            Indemnification and Contribution.

(a)            The Company hereby agrees to indemnify and hold harmless each Underwriter, each Selling Shareholder and each of their respective affiliates, directors, officers and employees and each person, if any, who controls any Underwriter or such Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that such Underwriter, such Selling Shareholder, or any respective affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by any Underwriter, or (D) any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”) or (ii) the omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, each Selling Shareholder and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, Selling Shareholder, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information or any Marketing Materials, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any affiliate, director, officer, employee or controlling person of that Underwriter.

(b)            The Selling Shareholders, severally and not jointly, in proportion to the number of Shares to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter, the Company and each of their respective affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any “free writing prospectus” (as defined in Rule 405 under the Securities Act) (any such “free writing prospectus” that was prepared by or on behalf of the Selling Shareholder or used or referred to by the Selling Shareholder in connection with the offering of the Shares in violation of Section 7(a) being referred to as a “Selling Shareholder Free Writing Prospectus”), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Selling Shareholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its affiliates, directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its affiliates, directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided however that the obligation to indemnify and hold harmless for any untrue or alleged untrue statement or omission or alleged omission pursuant to this paragraph (b) shall only apply to such Selling Shareholder’s Selling Shareholder Information. The liability of the Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total proceeds (net of any underwriting discounts and commissions but before deducting expenses) from the offering of the Shares purchased under the Agreement received by the Selling Shareholder (the “Selling Shareholder Proceeds”). The foregoing indemnity agreement is in addition to any liability that the Selling Shareholders may otherwise have to any Underwriter or any affiliate, director, officer, employee or controlling person of that Underwriter.

(c)            Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Shareholder, their respective directors, officers and employees, and each person, if any, who controls the Company or such Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, such Selling Shareholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company, such Selling Shareholder or any such director, officer, employee or controlling person.

(d)            Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 10(a) or 10(b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(e)            If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), (i) in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the contribution by each Selling Shareholder pursuant to this subsection (e) and pursuant to the Section 10(b) shall not exceed in the aggregate its Selling Shareholder Proceeds. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint. Each Selling Shareholder’s obligations to contribute as provided in this Section 10(e) are in proportion to its Selling Shareholder Proceeds and not joint.

(f)             The Underwriters severally confirm and the Company and each Selling Shareholder acknowledges and agrees that the statement regarding delivery of shares by the Underwriters set forth on the cover page of, the concession figure under the sub-heading “Commissions and discounts” and the [second] paragraph under the sub-heading “Price stabilization, short positions and penalty bids”, relating to stabilization by the Underwriters, appearing under the caption “Underwriting” in the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

11.            Defaulting Underwriters.

(a)            If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Shares that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by the non-defaulting Underwriters or other persons satisfactory to the Attorneys-in-Fact on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Selling Shareholders that they have so arranged for the purchase of such Shares, or the Attorneys-in-Fact notify the non-defaulting Underwriters that they have so arranged for the purchase of such Shares, the non-defaulting Underwriters or the Company or the Attorneys-in-Fact may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or U.S. counsel for the Selling Shareholders or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company and the Selling Shareholders agree to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter,” unless the context requires otherwise, includes any party not listed in Schedule I hereto that, pursuant to this Section 11, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)            If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Attorneys-in-Fact as provided in paragraph (a) above, the total number of the Shares that remains unpurchased does not exceed one-eleventh of the total number of all the Shares, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the total number of Shares that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of Shares that such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that no non-defaulting Underwriter shall be obligated to purchase more than 110% of the total number of Shares that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3.

(c)            If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters , the Company and the Attorneys-in-Fact as provided in paragraph (a) above, the total number of Shares that remains unpurchased exceeds one-eleventh of the total number of all the Shares, or if the Selling Shareholders shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Company or the Selling Shareholders, except that the Company and the Selling Shareholders will continue to be liable for the payment of expenses as set forth in Sections 8 and 13 and except that the provisions of Section 10 shall not terminate and shall remain in effect.

(d)            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, to the Selling Shareholders or any non-defaulting Underwriter for damages caused by its default.

12.            Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Shareholders prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 9(m), 9(n) or 9(o) shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

13.            Reimbursement of Underwriters’ Expenses. If (a) any Selling Shareholder shall fail to tender the Shares for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement, the Company and the Selling Shareholders will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

14.            Research Analyst Independence. The Company and the Selling Shareholders acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Selling Shareholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Shareholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Shareholders by such Underwriters’ investment banking divisions. The Company and the Selling Shareholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15.            No Fiduciary Duty. The Company and the Selling Shareholders acknowledge and agree that in connection with this offering, sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company, Selling Shareholders and any other person, on the one hand, and the Underwriters, on the other hand, exists; (b) the Underwriters are not acting as advisors, expert or otherwise and are not providing a recommendation or investment advice, to the Company or the Selling Shareholders, including, without limitation, with respect to the determination of the public offering price of the Shares, and such relationship between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, is entirely and solely commercial, based on arms-length negotiations and, as such, not intended for use by any individual for personal, family or household purposes; (c) any duties and obligations that the Underwriters may have to the Company or Selling Shareholders shall be limited to those duties and obligations specifically stated herein; (d) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Selling Shareholders; and (e) does not constitute a solicitation of any action by the Underwriters. The Company and the Selling Shareholders hereby (x) waive any claims that the Company or the Selling Shareholders may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering and (y) agree that none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters with respect to any entity or natural person. Each of the Company and the Selling Shareholders has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

16.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any of the Underwriters that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any of the Underwriters that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For the purposes of this Section 16:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

17.            Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)            if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attn: General Counsel

Facsimile number: +1-646-291-1469

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Attn: Equity Capital Markets

and

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Attn: Syndicate Registration

(b)            if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attn: Xavier Destriau, Chief Finance Officer, and Noam Nativ, General Counsel & Company Secretary (Facsimile number: +972 (0)4-8652990).

(c)            if to any Selling Shareholder, shall be delivered or sent by mail or facsimile transmission to each of the Attorneys-in-Fact named in the Power of Attorney, c/o the Company at the address set forth on the cover of the Registration Statement, Attention: General Counsel with a copy, which shall not constitute notice, to Whalen LLP, 1601 Dove Street, Suite 270, Newport Beach, California 92660.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

18.            Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 18, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

19.            Survival. The respective indemnities, rights of contributions, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

20.            Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

21.            Governing Law. This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles that would result in the application of any other law than the laws of the State of New York.

22.            Submission to Jurisdiction, Etc. The Company and each Selling Shareholder hereby submits to the non-exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan, The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company irrevocably appoints ZIM American Integrated Shipping Services Company, LLC, as its authorized agent in the Borough of Manhattan, The City of New York, New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 17 shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Each of the Selling Shareholders irrevocably appoints ZIM American Integrated Shipping Services Company, LLC, as its authorized agent in the Borough of Manhattan, The City of New York, New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to such Selling Shareholder by the person serving the same to the address provided in Section 17 shall be deemed in every respect effective service of process upon such Selling Shareholder in any such suit or proceeding. The Company and each Selling Shareholder further agree to take any and all actions as may be necessary to maintain such designation and appointment of such agents in full force and effect for a period of seven years from the date of this Agreement.

23.            Waiver of Immunity. With respect to any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled, and with respect to any such suit or proceeding, each party waives any such immunity in any court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such suit or proceeding, including, without limitation, any immunity pursuant to the U.S. Foreign Sovereign Immunities Act of 1976, as amended.

24.            Waiver of Jury Trial. The Company, each Selling Shareholder and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

25.            Judgment Currency. An obligation of the Company and/or any Selling Shareholder in respect of any sum due to any Underwriter under this Agreement shall, notwithstanding any judgment in a currency other than U.S. dollars or any other applicable currency (the “Judgment Currency”), not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in the Judgment Currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase U.S. dollars or any other applicable currency with the Judgment Currency; if the U.S. dollars or other applicable currency so purchased are less than the sum originally due to such Underwriter hereunder, the Company and/or each such Selling Shareholder agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the U.S. dollars or other applicable currency so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company and/or each such Selling Shareholder, as applicable, an amount equal to the excess of the U.S. dollars or other applicable currency so purchased over the sum originally due to such Underwriter hereunder.

26.            Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

27.            Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement

If the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Zim Integrated Shipping Services Ltd.

By:
Name:
Title:

The Selling Shareholders Named In Schedule II To This Agreement, acting severally

By:
Name:
	Title:	Attorney-in-Fact

[Signature Page to Underwriting Agreement]

Accepted:

Citigroup Global Markets Inc.

Goldman Sachs & Co., LLC

Barclays Capital Inc.

For themselves and as Representatives
of the several Underwriters named
in Schedule I hereto

By Citigroup Global Markets Inc.

By:
Name:
Title:

By Goldman Sachs & Co., LLC

By:
Name:
Title:

By Barclays Capital Inc.

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriters	Number of Firm Shares
Citigroup Global Markets Inc.	[●]
Goldman Sachs & Co. LLC	[●]
Barclays Capital Inc.	[●]
Jefferies LLC	[●]
Clarksons Platou Securities, Inc.	[●]
Total	[●]

SCHEDULE II

Name and Address of Selling Shareholders	Number of Firm Shares	Maximum Number of Option Shares
KSAC Europe Investments S.à r.l.	[●]	[●]
Danaos Corporation	[●]	[●]
Deutsche Bank AG – London Branch	[●]	[●]
Bank Julius Baer & Co AG	[●]	[●]
ELQ Investors II Ltd	[●]	[●]
Total	[●]	[●]

Notes:

(a)        Names of non-U.S. counsel for each non-U.S. Selling Shareholder are set forth in their respective Selling Shareholder Questionnaires that have been provided to the Representatives.

SCHEDULE III

SHAREHOLDERS DELIVERING LOCK-UP AGREEMENTS

Shareholders

The Selling Shareholders

Kenon Holdings Ltd.

SCHEDULE IV

PRICING INFORMATION

1. Public Offering Price per share: $[●]

2. Number of Firm Shares offered: [●]

3. Number of Option Shares offered: [●]

SCHEDULE V

ISSUER FREE WRITING PROSPECTUSES – ROAD SHOW MATERIALS

1. Road Show Presentation dated [●] 2021

SCHEDULE VI

ISSUER FREE WRITING PROSPECTUS

[None]

EXHIBIT A-1

LOCK-UP LETTER AGREEMENT

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

Barclays Capital Inc.

As Representatives of the several

Underwriters named in Schedule I,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

and

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of Ordinary Shares, no par value (the “Ordinary Shares”), of ZIM Integrated Shipping Services Ltd., an Israeli company (the “Company”), and that the Underwriters propose to reoffer such Ordinary Shares to the public (the “Offering”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Barclays Capital Inc. (the “Representatives”) on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) Ordinary Shares (including, without limitation, Ordinary Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and Ordinary Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be confidentially submitted or filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing, in each case for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”).

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of Ordinary Shares or any other securities of the Company even if such Ordinary Shares or other securities of the Company would be disposed of by someone other than the undersigned, including, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option, forward, swap or any other derivative transaction or instrument) with respect to any Ordinary Shares, or any other security of the Company that includes, relates to, or derives any significant part of its value from Ordinary Shares or other securities of the Company.

The foregoing restrictions, including without limitation the immediately preceding sentence, shall not apply to

(a) securities acquired in the open market after the completion of the Offering;

(b)   transfers by will or upon intestate succession or transfers that occur by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement;

(c)   bona fide gifts;

Exhibit A-1-2

(d)   transfers not involving a disposition for value to any of the undersigned’s immediate family (meaning a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships), affiliates or any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(e)   sales of Ordinary Shares to the Underwriters pursuant to the Underwriting Agreement, if any;

(f)   the exercise of warrants or the exercise of share options granted pursuant to the Company’s share option/incentive plans or otherwise outstanding on the date hereof, in each case as described in the Prospectus, including any cashless exercise or any transfer to satisfy withholding obligations, in each case on a “net exercise” basis; provided, that the restrictions set forth in this Lock-Up Letter Agreement shall apply to Ordinary Shares issued upon such exercise, conversion, net share exercise or forfeiture;

(g)   the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the Lock-Up Period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan;

(h)   sales, transfers or other dispositions pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Ordinary Shares resulting in a change of control of the Company; provided that in the event that such tender offer, merger, consolidation or other transaction is not completed, the undersigned’s Ordinary Shares shall remain subject to the restrictions set forth in this Lock-Up Letter Agreement; and

(i)   any demands or requests for, or exercise of any right with respect to, or taking of any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Ordinary Shares, in each case pursuant to the Registration Rights Agreement with the Company to which the undersigned is a party; provided that (i) no such demand, request, exercise of right or action shall be publicly disclosed by the undersigned, (ii) no transfer of the undersigned’s Ordinary Shares registered pursuant to the exercise of any such right shall occur, and (iii) no registration statement shall be confidentially submitted or publicly filed with respect to any Ordinary Shares, in each case, during the Lock-Up Period;

Exhibit A-1-3

provided that (i) it shall be a condition to any transfer pursuant to clause (c) or (d) that (1) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement to the same extent as if the transferee/donee were a party hereto; (2) the undersigned notifies the Representatives at least two business days prior to the proposed transfer or disposition and (3) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period (other than a filing on Schedule 13D or Schedule 13G that is required to be filed during the Lock-Up Period, in which case such required filing shall clearly indicate in the footnotes thereto the applicable circumstances that cause the applicable exception to this Lock-Up Letter Agreement to apply and that the disposition was not for value) and (ii) it shall be a condition to any transfer pursuant to clause (a), (b), (c), (d) or (f) that each party (donor, donee, transferor or transferee) shall agree not to make voluntarily any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period.

In this Lock-Up Letter Agreement, “affiliate” shall mean, with respect to any person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such person, including without limitation any general partner, managing member, officer or director of such person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such person.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including, without limitation, market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the selling shareholders party thereto through their attorneys-in-fact and the Underwriters.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

This Lock-Up Letter Agreement and any transaction contemplated by this Lock-Up Letter Agreement shall be governed by and construed solely in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of New York (other than Section 5-1401 of the General Obligations Law).

Exhibit A-1-4

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement (other than the provisions thereof which survive termination) before the sale of any Shares to the Underwriters, (2) the date on which the Company advises the Representatives in writing, prior to the execution of the Underwriting Agreement, that is has determined not to proceed with the offering or (3) June 30, 2021, in the event that the Underwriting Agreement has not been executed by that date.

[Signature page follows]

Exhibit A-1-5

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs and executors (in the case of individuals), personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:
Dated:

Exhibit A-1-6

EXHIBIT A-2

LOCK-UP LETTER AGREEMENT – KENON HOLDINGS LTD.

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

Barclays Capital Inc.

As Representatives of the several

Underwriters,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

and

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of Ordinary Shares, no par value (the “Ordinary Shares”), of ZIM Integrated Shipping Services Ltd., an Israeli company (the “Company”), and that the Underwriters propose to reoffer such Ordinary Shares to the public (the “Offering”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Underwriting Agreement. Reference is made to the Lock-up Letter Agreement, dated December 30, 2020, relating to the initial public offering of the Ordinary Shares (the “Initial Lock-up Agreement”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Barclays Capital Inc. (the “Representatives”) on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) Ordinary Shares (including, without limitation, Ordinary Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and Ordinary Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be confidentially submitted or filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing, in each case for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”).

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of Ordinary Shares or any other securities of the Company even if such Ordinary Shares or other securities of the Company would be disposed of by someone other than the undersigned, including, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option, forward, swap or any other derivative transaction or instrument) with respect to any Ordinary Shares, or any other security of the Company that includes, relates to, or derives any significant part of its value from Ordinary Shares or other securities of the Company.

The foregoing restrictions, including without limitation the immediately preceding sentence, shall not apply to:

(a)   securities acquired in the open market after the completion of the Offering;

(b)   transfers by will or upon intestate succession or transfers that occur by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement;

(c)   bona fide gifts;

(d) transfers not involving a disposition for value to any of the undersigned’s immediate family (meaning a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships), affiliates or any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(e)   any steps or actions (including publicly disclosed steps and actions, and public announcements, filings or other disclosure thereof or relating thereto) taken in furtherance of, in relation to or in preparation of a distribution to members, limited partners or shareholders of the undersigned; provided, however, that no transfer of Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares, shall be made to such members, limited partners or shareholders of the undersigned prior to the expiration of the Lock-Up Period;

(f)   the exercise of warrants or the exercise of share options granted pursuant to the Company’s share option/incentive plans or otherwise outstanding on the date hereof, in each case as described in the Prospectus, including any cashless exercise or any transfer to satisfy withholding obligations, in each case on a “net exercise” basis; provided, that the restrictions set forth in this Lock-Up Letter Agreement shall apply to Ordinary Shares issued upon such exercise, conversion, net share exercise or forfeiture;

(g)   the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the Lock-Up Period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan;

(h)   sales, transfers or other dispositions pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Ordinary Shares resulting in a change of control of the Company; provided that in the event that such tender offer, merger, consolidation or other transaction is not completed, the undersigned’s Ordinary Shares shall remain subject to the restrictions set forth in this Lock-Up Letter Agreement; and

(i)   any demands or requests for, or exercise of any right with respect to, or taking of any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Ordinary Shares, in each case pursuant to the Registration Rights Agreement with the Company to which the undersigned is a party; provided that (i) no such demand, request, exercise of right or action shall be publicly disclosed by the undersigned, (ii) no transfer of the undersigned’s Ordinary Shares registered pursuant to the exercise of any such right shall occur, and (iii) no registration statement shall be confidentially submitted or publicly filed with respect to any Ordinary Shares, in each case, during the Lock-Up Period;

provided that (i) it shall be a condition to any transfer pursuant to clause (c) or (d) that (1) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement to the same extent as if the transferee/donee were a party hereto; (2) the undersigned notifies the Representatives at least two business days prior to the proposed transfer or disposition and (3) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period (other than a filing on Schedule 13D or Schedule 13G that is required to be filed during the Lock-Up Period, in which case such required filing shall clearly indicate in the footnotes thereto the applicable circumstances that cause the applicable exception to this Lock-Up Letter Agreement to apply and that the disposition was not for value) and (ii) it shall be a condition to any transfer pursuant to clause (a), (b), (c), (d) or (f) that each party (donor, donee, transferor or transferee) shall agree not to make voluntarily any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period.

In this Lock-Up Letter Agreement, “affiliate” shall mean, with respect to any person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such person, including without limitation any general partner, managing member, officer or director of such person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such person.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including, without limitation, market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Shareholders party thereto and the Underwriters.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

This Lock-Up Letter Agreement and any transaction contemplated by this Lock-Up Letter Agreement shall be governed by and construed solely in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of New York (other than Section 5-1401 of the General Obligations Law).

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement (other than the provisions thereof which survive termination) before the sale of any Shares to the Underwriters, (2) the date on which the Company advises the Representatives in writing, prior to the execution of the Underwriting Agreement, that is has determined not to proceed with the offering or (3) June 10, 2021, in the event that the Underwriting Agreement has not been executed by that date.

The parties agree that the Initial Lock-up Agreement shall terminate and be replaced in its entirety by this Lock-Up Letter Agreement upon and subject to completion of the sale of Shares pursuant to the Underwriting Agreement.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs and executors (in the case of individuals), personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:
Dated:

Accepted:

Citigroup Global Markets Inc.

Goldman Sachs & Co., LLC

Barclays Capital Inc.

as Representatives

of the several Underwriters

By Citigroup Global Markets Inc.

By:
Name:
Title:

By Goldman Sachs & Co., LLC

By:
Name:
Title:

By Barclays Capital Inc.

By:
Name:
Title: